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                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Electric Lightwave, Inc. (the "Company") constitutes and appoints Robert J. DeSantis and Daryl A. Ferguson, and each of them, singly or jointly, with full power of substitution, to act for him in any and all capacities, including director, principal executive officer, principal financial officer and/or controller or principal accounting officer of the Company to sign on his behalf the Registration Statement on Form S-1 and any amendments or supplements thereto of the Company, and to file the same with all exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dated October 17, 1997

                                        /s/ David B. Sharkey
                                        ------------------------------------
                                        David B. Sharkey

                                        /s/ Daryl A. Ferguson
                                        ------------------------------------
                                        Daryl A. Ferguson

                                        /s/ Robert J. DeSantis
                                        ------------------------------------
                                        Robert J. DeSantis

                                        /s/ Kerry Rea
                                        ------------------------------------
                                        Kerry Rea

                                        /s/ Leonard Tow
                                        ------------------------------------
                                        Leonard Tow

                                        /s/ Stanley Harfenist
                                        ------------------------------------
                                        Stanley Harfenist

                                        /s/ Robert A. Stanger
                                        ------------------------------------
                                        Robert A. Stanger

                                        /s/ Maggie Wilderotter
                                        ------------------------------------
                                        Maggie Wilderotter